                         ASSIGNMENT OF LEASES AND RENTS

         THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") made as of the 3rd day of August, 1998, by EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership, having an address at 1000 El Conquistador Avenue, Las Croabas, Fajardo, Puerto Rico 00738 ("Assignor"), to CITICORP REAL ESTATE, INC., a Delaware corporation, having an address at 599 Lexington Avenue, New York, New York 10043 ("Assignee").

                              W I T N E S S E T H :

         THAT Assignor for good and valuable consideration, receipt whereof is hereby acknowledged, hereby grants, transfers and assigns to Assignee the entire lessor's (or "owner's") interest in and to (i) the leases, concession agreements and other similar agreements identified in Exhibit "B" annexed hereto and made a part hereof, and (ii) all leases, concession agreements and other similar agreements affecting the use, enjoyment, or occupancy of all or any part of those certain lots or pieces of land, more particularly described in Exhibit "A" annexed hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (hereinafter collectively referred to as the "Property");

         TOGETHER WITH all of Assignor's interest as lessor ("owner") under all other leases, concession agreements and other agreements affecting the use, enjoyment or occupancy of the Property now or hereafter made by Assignor affecting the Property or any portion thereof, together with any extension, renewal, replacement or modification of the same;

         The leases, concession agreements and other agreements described above, together with all other present and future leases and present and future agreements and any extension, renewal, replacement or modification of the same are hereinafter collectively referred to as the "Leases";

         TOGETHER WITH:

         (a) All of Assignor's interests in all deposits (whether for security or otherwise), rents, income, issues and profits arising from the Leases and renewals thereof and together with all rents, revenues, income, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the use, enjoyment and occupancy of the Property whether paid or accruing before or after the filing by or against Assignor of any petition for relief under the Bankruptcy Code (hereinafter defined) (hereinafter collectively referred to as the "Rents");

         (b) all of Assignor's claims and rights (the "Bankruptcy Claims") to
(i) the payment of damages arising from any rejection by a lessee or concessionaire of any Lease under the Bankruptcy



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Code, 11 U.S.C. 'SS' 101 et seq., as the same may be amended (the "Bankruptcy
Code") and (ii) any award or other payment which Assignor may hereafter become entitled to receive with respect to any Lease as a result of or pursuant to any bankruptcy, insolvency or reorganization or similar proceedings involving the lessee under such Lease;

        (c) all of Assignor's right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support given by any guarantor in connection with any of the Leases (individually, a "Lease Guarantor," collectively, the "Lease Guarantors") to Assignor (individually, a "Lease Guaranty," collectively, the "Lease Guaranties"); and

        (d) all proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.

        THIS ASSIGNMENT is made pursuant to the terms, conditions and provisions of that certain Letter of Credit and Reimbursement Agreement, dated as of February 7, 1991, by and between Assignor and The Bank of Tokyo-Mitsubishi, Ltd. (formerly known as the Mitsubishi Bank, Limited), acting through its New York Branch (as heretofore amended or modified and as the same is being assigned and amended, as of the date hereof, by that certain Assignment and Modification Agreement, dated as of even date herewith, by and among the Assignor, Assignee and certain other parties, the "Reimbursement Agreement"). All capitalized terms used herein, unless otherwise specifically defined herein, shall have the respective meanings assigned to such terms in the Reimbursement Agreement. The Reimbursement Amount and all other sums due and payable under the Reimbursement Agreement and each of the other L/C Documents are collectively referred to herein as the "Debt."

        ASSIGNOR WARRANTS that, except as disclosed in the rent roll for the Property delivered to and approved by Assignee, (a) Assignor is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid and enforceable; (c) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified rent roll delivered to and approved by Assignee; (d) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated (except to Assignee and except for a second lien interest to GDB which is subordinate to the Assignee's interest); (e) none of the Rents have been collected for more than one (1) month in advance (provided that a security deposit shall not be deemed rent collected in advance); (f) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis except for those premises listed on Exhibit "D" attached hereto; (g) there exist no offsets or defenses to the payment of any portion of the Rents; (h) Assignor has received no notice from any tenant challenging the validity or enforceability of any Lease; (i) there are no agreements with the tenants under the Leases relating to the Property other than expressly set forth in each Lease; (j) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; (k) no person or entity has any possessory interest in, or right to occupy, the Property except under and pursuant to a Lease; (l) each Lease is subordinate to the Mortgage, the Reimbursement Agreement, this Assignment and



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




the other L/C Documents, either pursuant to its terms, a recorded subordination agreement or by operation of law; and (m) no brokerage commissions or finders fees are due and payable regarding any Lease.

        ASSIGNOR COVENANTS with Assignee that, except as expressly permitted in the Reimbursement Agreement, Assignor (a) shall observe and perform all the obligations imposed upon the lessor under the Leases if the failure to perform or observe the same would materially and adversely affect the value of the Property taken as a whole and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (b) shall promptly send copies to Assignee of all notices of default which Assignor shall send or receive thereunder; (c) shall enforce in a commercially reasonable manner all of the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed; (d) shall not collect any of the Rents more than one (1) month in advance (provided that a security deposit shall not be deemed rent collected in advance); (e) shall not execute any other assignment of the lessor's interest in the Leases or the Rents; (f) shall not
(i) materially alter, modify or change the terms of the Leases without the prior written consent of Assignee, which consent shall not be unreasonably withheld or delayed if the alteration, modification or change does not materially and adversely affect the value of the Property taken as a whole and provided further that such Lease, as altered, modified or changed, is otherwise in compliance with the requirements of the Reimbursement Agreement, or (ii) cancel or terminate any Lease (except for defaults thereunder) or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the Land or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder in each instance without the prior written consent of Assignee; (g) shall not alter, modify or change the terms of any Lease Guaranty or cancel or terminate such Lease Guaranty without the prior written consent of Assignee; and
(h) shall not consent to any assignment of or subletting under the Leases not in accordance with their terms, without the prior written consent of Assignee.

        ASSIGNOR FURTHER COVENANTS with Assignee that (a) except as otherwise consented to by Assignee, all new Leases shall be written on the standard form of lease approved by Assignee; (b) Assignor shall furnish Assignee with copies of all executed Leases; (c) no material changes may be made to the Assignee-approved standard lease without the prior written consent of Assignee;
(d) all proposed Leases and renewals of existing Leases shall be subject to the prior approval of Assignee except that any renewal of existing Leases in accordance with the terms of the Existing Leases and any proposed Lease or any renewal of an existing Lease which (i) is on the Assignee-approved form, subject only to commercially reasonable variations therefrom, (ii) is negotiated in an arms-length transaction with a third party not affiliated with Assignor, (iii) provides for rental rates and terms comparable to existing local market rates,
(iv) is consistent with the current ordinary course of business at the Property, and (v) does not contain any terms which would materially affect Assignee's rights hereunder or under the Reimbursement Agreement or the other L/C Documents, shall not be subject to the prior approval of Assignee; and (e) all Leases executed



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



after the date hereof shall provide that they are subordinate to the Mortgage and that the lessee agrees to attorn to Assignee.

        ASSIGNOR FURTHER COVENANTS with Assignee that (a) within ten (10) Business Days after entering into any new Lease, the Assignor shall (i) provide Assignee with a copy of such Lease and (ii) promptly execute and deliver to Assignee a confirmatory written assignment of such Lease together with any related bond, substantially in the form of Exhibit "C" annexed hereto and made a part hereof; (b) Assignor will execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Assignee may reasonably request in order (i) to perfect and protect the lien purported to be created hereby, (ii) to enable Assignee to exercise and enforce its rights and remedies hereunder, or (iii) to otherwise effect the purposes of this Assignment, including, without limitation, executing and delivering such other documents and taking all further action as may be necessary or desirable or that Assignee may reasonably request in order to perfect and preserve the lien purported to be created hereby or to enable Assignee to exercise and enforce its rights and remedies hereunder.

        THIS ASSIGNMENT is made on the following terms, covenants and conditions:

                               GENERAL PROVISIONS

        1. PRESENT ASSIGNMENT. Assignor does hereby assign to Assignee, as collateral security for the Debt, all of Assignor's right, title and interest in all current and future Leases and Rents, Lease Guaranties, and Bankruptcy Claims. Such assignment to Assignee shall not be construed to bind Assignee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Assignee. Assignor agrees to execute and deliver to Assignee such additional instruments, in form and substance satisfactory to Assignee, as may hereafter be reasonably requested by Assignee to further evidence and confirm such assignment. Nevertheless, subject to the terms of this paragraph 1, until an Event of Default (as defined in the Reimbursement Agreement), Assignor shall have the right to operate and manage the Property and to collect the Rents and other sums due under the Lease Guaranties and Bankruptcy Claims and Assignor shall hold the Rents and all sums received pursuant to any Lease Guaranty and Bankruptcy Claims, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Assignee for use in the payment of such sums. Upon an Event of Default, this Assignment shall become an absolute assignment and Assignee shall immediately be entitled to possession of all Rents and all sums received pursuant to any Lease Guaranty and Bankruptcy Claims, whether or not Assignee enters upon or takes control of the Property. Assignee is hereby granted and assigned by Assignor the right, at its option, upon an Event of Default, to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents and all sums received pursuant to any Lease Guaranty and Bankruptcy Claims. Any Rents and all sums received pursuant to any Lease Guaranty and Bankruptcy Claims collected on or after an Event of Default may be applied toward payment of the Debt in such priority and proportions as Assignee in its discretion shall deem proper.

        2. REMEDIES OF ASSIGNEE. (a) Upon or at any time after an Event of Default, Assignee may, at its option, without waiving such Event of Default, without notice and without regard to the adequacy of the security for the Debt, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the Property and have, hold, manage, lease and operate the Property on such terms and for such period of time as Assignee may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and all sums received pursuant to any Lease Guaranty and Bankruptcy Claims, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Assignee and may apply the Rents and all sums received pursuant to any Lease Guaranty and Bankruptcy Claims to the payment of the following in such order and proportion as Assignee in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Assignee may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Assignee may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Debt, together with all costs and reasonable attorneys' fees and disbursements. In addition to the rights which Assignee may have herein, upon the occurrence of an Event of Default, Assignee, at its option, may require Assignor to vacate and surrender possession of the Property to Assignee or to such receiver and, in default thereof, Assignor may be evicted by summary proceedings or otherwise. For purposes of this paragraph 2, Assignor grants to Assignee its irrevocable power of attorney, coupled with an interest, to take any and all of the aforementioned actions and any or all other actions designated by Assignee for the proper management and preservation of the Property. The exercise by Assignee of the option granted it in this paragraph 2 and the collection of the Rents and all sums received pursuant to any Lease Guaranty and Bankruptcy Claims and the application thereof as herein provided shall not be considered a waiver by Assignee of any default by Assignor under the Reimbursement Agreement, this Assignment or the other L/C Documents.

        (b) Upon or at any time after the occurrence of an Event of Default, Assignee shall have the right in its own name or in the name of Assignor in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Assignor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

        (c) If there shall be filed by or against Assignor a petition under the Bankruptcy Code, and Assignor, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Assignor shall give Assignee not less than ten (10) days' prior notice of the date on which Assignor shall apply to the bankruptcy court for authority to reject the



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



Lease. Assignee shall have the right, but not the obligation, to serve upon Assignor within such ten-day period a notice stating that (i) Assignee demands that Assignor assume and assign the Lease to Assignee pursuant to Section 365 of the Bankruptcy Code and (ii) Assignee covenants to cure or provide adequate assurance of future performance under the Lease. If Assignee serves upon Assignor the notice described in the preceding sentence, Assignor shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Assignee of the covenant provided for in clause (ii) of the preceding sentence.

        3. NO LIABILITY OF ASSIGNEE. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Property after an Event of Default or from any other act or omission of Assignee in managing the Property after default unless such loss is caused by the willful misconduct, gross negligence or bad faith of Assignee. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or under or by reason of this Assignment and Assignor shall, and hereby agrees, to indemnify Assignee for, and to hold Assignee harmless from, any and all liability, loss or damage which may or might be incurred under the Leases or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Assignee by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees and disbursements, together with interest thereon at the Default Rate (as defined in the Reimbursement Agreement) shall be secured hereby and by the L/C Documents and Assignor shall reimburse Assignee therefor immediately upon demand and upon the failure of Assignor so to do Assignee may, at its option, declare all sums secured hereby and the other L/C Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Assignee, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property, including, without limitation, the presence of any Hazardous Substances (as defined in the New Environmental Indemnity), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

        4. NOTICE TO LESSEES. Assignor hereby authorizes and directs the lessees named in the Leases or any other or future lessees or occupants of the Property upon receipt from Assignee of written notice to the effect that Assignee is then the holder of the Reimbursement Obligations and that an Event of Default exists under the Reimbursement Agreement or under this Assignment, or the other L/C Documents, to pay over to Assignee all Rents and all sums under any Lease Guaranty and to continue so to do until otherwise notified by Assignee. Assignor hereby agrees that each such lessee and any other or future lessee and occupant may rely upon such written notice from Assignee to so pay the Rents and other sums without any inquiry into whether there exists a default hereunder or under the Reimbursement Agreement or the other L/C Documents or whether Assignee is otherwise entitled to the Rents and other sums. Assignor hereby waives any right, claim or demand which Assignor may now or hereafter have against any present or future lessee or occupant by reason of such payment of Rents and other sums to Assignee, and any such payment shall discharge such lessee's or occupant's obligation to make such payment to Assignor. Assignor hereby agrees that within thirty (30) days of execution of this Assignment and within ten (10) Business Days after entering into any future Lease, it shall provide all lessees named in the Leases or any other future lessees or occupants of the Property written notice of this Assignment in the form attached hereto as Exhibit "E" by mailing said written notice by certified mail, return receipt requested, to such Lessees or occupants and providing Assignee with evidence of receipt of said written notice.

        5. OTHER SECURITY. Assignee may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor, may grant extensions, renewals or indulgences with respect thereto and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

        6. OTHER REMEDIES. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the power and rights granted to Assignee hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the Reimbursement Agreement or the other L/C Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms thereof. The right of Assignee to collect the Debt and to enforce any other security therefor held by it may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

        7. NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting Assignee a "mortgagee in possession" in the absence of the taking of actual possession of the Property by Assignee. In the exercise of the powers herein granted Assignee, no liability shall be asserted or enforced against Assignee (other than for gross negligence, bad faith or intentional misconduct), all such liability being expressly waived and released by Assignor and Assignee shall be obligated to account only for such Rents as are actually collected or received by Assignee.

        8. INCORPORATION; CONFLICT OF TERMS. All terms, conditions and provisions of Exhibit D to the Reimbursement Agreement (prior to the substitution of such exhibit as provided in the Modification Agreement) are incorporated herein by reference as if fully set forth herein. In the event of a conflict between the terms of such Exhibit D and the terms of this Assignment, the terms of the document which shall enlarge the rights or remedies of Assignee, grant to Assignee greater financial security, or better insure the payment and performance in full of the Debt, shall control. Whenever possible, the provisions of this Assignment shall be deemed supplemental to and not in derogation of the other L/C Documents.




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




        9. NO ORAL CHANGE. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

        10. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word "Assignor" shall mean "each Assignor and any subsequent owner or owners of the Property or any part thereof or interest therein," the word "Assignee" shall mean "Assignee and any subsequent holder of the Reimbursement Obligations," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the words "Property" shall include any portion of the Property and any interest therein; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

        11. NON-WAIVER. The failure of Assignee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Assignor shall not be relieved of Assignor's obligations hereunder by reason of (i) failure of Assignee to comply with any request of Assignor or any other party to take any action to enforce any of the provisions hereof, or of the Reimbursement Agreement, or the other L/C Documents, (ii) the release regardless of consideration, of the whole or any part of the Property, or (iii) any agreement or stipulation by Assignee extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Reimbursement Agreement, or the other L/C Documents. Assignee may resort for the payment of the Debt to any other security held by Assignee in such order and manner as Assignee, in its discretion, may elect. Assignee may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Assignee thereafter to enforce its rights under this Assignment. The rights of Assignee under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Assignee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

        12. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

        13. DUPLICATE ORIGINALS. This Assignment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.



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



        14. GOVERNING LAW. This Assignment shall be governed and construed in accordance with the laws of the Commonwealth of Puerto Rico without regard to the principles of conflicts of laws.

        15. TERMINATION OF ASSIGNMENT. Upon payment in full of the Debt and the delivery of the Note to Assignor, this Assignment shall become and be void and of no effect.

        16. TRANSFER BY ASSIGNEE. No consent by Assignor shall be required for any assignment or reassignment of the rights of Assignee under this Assignment. All references to "Assignee" hereunder shall be deemed to include the assigns of Assignee.

        17. EXCULPATION. Notwithstanding anything to the contrary contained in this Assignment, the liability of any general partner of Assignor to pay the Debt and for the performance of the other agreements, covenants and obligations contained herein and in the Reimbursement Agreement, and the other L/C Documents shall be limited as set forth in Section 14(t) of the Reimbursement Agreement.

        18. NOTICES. All notices or other written communications hereunder shall be given and become effective as provided in the Reimbursement Agreement.

        THIS ASSIGNMENT, together with the covenants and warranties therein contained, shall inure to the benefit of Assignee and any subsequent holder of the Reimbursement Obligations and shall be binding upon Assignor, its successors and assigns and any subsequent owner of the Property.

                   [THE REMAINDER OF THIS PAGE IS LEFT BLANK]

        IN WITNESS WHEREOF, Assignor has executed this instrument the day and year first above written.

                       EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership

                       By: Conquistador Holding, Inc., a Delaware corporation,
                           its general partner

                           By: /s/ Larry M. Vitale
                               -----------------------------------
                               Larry M. Vitale
                               Vice President

STATE OF FLORIDA        )
                        ) ss.
COUNTY OF MIAMI-DADE    )

        The foregoing instrument was acknowledged before me this 2nd day of August, 1998, by Larry M. Vitale, as Vice President of Conquistador Holding, Inc., a Delaware corporation, a general partner of El CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership, on behalf of said corporation, on behalf of said limited partnership. He is personally known to me or has produced a driver's license as identification.

                                        /s/ Olga L. Duque
                                        --------------------------------
                                        Notary Public

My commission expires:

----------------------

                                   EXHIBIT "A"

                             [Property Description]

                                   EXHIBIT "B"

                          [Leases and Other Agreements]

                                   EXHIBIT "C"

                            [Letterhead of Assignor]

                                              [DATE]

[Assignee's Name
and Address]

Gentlemen:

        The Leases listed in Annex A attached to this letter, copies of which Leases, bonds and guarantees and any related bond or guarantee are also attached hereto, are hereby assigned to you pursuant to the Assignment of Leases and Rents dated as of August 3, 1998 by the undersigned in favor of Citicorp Real Estate, Inc., its successors and assigns (the "Assignment Agreement"). All of the terms and conditions of the Assignment Agreement are incorporated herein by reference as if fully set forth herein.

        I hereby certify that the attached copies of the Leases are true and complete copies thereof and that such Leases are not subject to any prior lien other than the lien created by the Assignment Agreement.

                                      Very truly yours,

                                      EL CONQUISTADOR PARTNERSHIP L.P., a
                                      Delaware limited partnership

                                      By: Conquistador Holding, Inc., a Delaware
                                          corporation, its general partner

                                          By:___________________________
                                          Name:
                                          Title:

                                   EXHIBIT "D"

                          [List of Incomplete Premises]

                                      NONE

                                   EXHIBIT "E"

                           [Form of Notice to Lessee]

[DATE]

[NAME AND ADDRESS OF CONCESSIONAL OR LESSEE]

Attention:

Re: [CONCESSION OR LEASE INFORMATION]

Dear Sirs:

        Please take notice that all right, title and interest of EL CONQUISTADOR PARTNERSHIP L.P., as lessor under the [CONCESSION/LEASE] Agreement described above, have been assigned as collateral security to CITICORP REAL ESTATE, INC., as assignee, pursuant to an Assignment of Leases and Rents dated as of August 3, 1998. You may continue to make all payments under the Lease Agreement to EL CONQUISTADOR PARTNERSHIP L.P. until you otherwise receive notice from CITICORP REAL ESTATE, INC. that payment should thereafter be made as set forth in said notice.

        By executing in the spaces provided below in this document you hereby acknowledge the assignment hereby notified.

                                             EL CONQUISTADOR
                                             PARTNERSHIP L.P., a Delaware
                                             limited partnership

                                             By: Conquistador Holding, Inc., a
                                                 Delaware corporation, its
                                                 general partner

By:___________________________

                                                 Name:
                                                 Title:





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